UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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MUSTANG BIO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MUSTANGBid~ MUSTANG BIO, INC. 377 PLANTATION STREET WORCESTER, MA 01605 Your Vote Counts! MUSTANG BIO, INC. 2022 Annual Meeting Vote by June 20, 2022 11 :59 PM ET You invested in MUSTANG BIO, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 21, 2022. Get informed before you vote View the Annual Report, Notice & Proxy Statement on line OR you can receive a free paper or email copy of the material(s) by requesting prior to June 07, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: Vote Virtually at the Meeting* June 21, 2022 1 :00 PM EDT www.virtualshareholdermeeting.com/MBI02022

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Michael S. Weiss 02) Lindsay Rosenwald, M.D. 03) Neil Herskowitz 04) Manuel Litchman, M.D. 05) Michael Zelefsky, M.D. 06) Adam J. Chill Board Recommends 0 For 2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year O For ending December 31, 2022. 3. 4. Amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. Amendment to the Company's 2016 Incentive Plan to increase the number of shares issuable thereunder. 0 For 0 For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".